AMENDMENT TO AGREEMENT TO CONTRIBUTE



     THIS AMENDMENT TO THE AGREEMENT TO CONTRIBUTE is made and entered into as of the 11th day of August , 1997 by and between VININGS INVESTMENT PROPERTIES, L.P., a Delaware Limited Partnership (the "Partnership") and its assignees or designees, and WINDRUSH PARTNERS, LTD., a Georgia Partnership ("Contributor");
WITNESSETH:

         WHEREAS, the Partnership and the Contributor have entered into that certain Agreement to Contribute dated April 1, 1997 whereby Contributor desires to contribute and convey to the Partnership and Partnership desires to accept certain real estate and personal property in return for an ownership interest in Partnership and admission as a limited partner in Partnership (the "Agreement") and;

     WHEREAS, the Partnership desires to accept and take title to the Property in the name of Vinings Communities, L.P., a Delaware Limited Partnership of which the Partnership is a 99% limited partner and Vinings Investment Properties Trust, the Partnership's general partner, is the 1% general partner and;

     WHEREAS, the Contributor desires to have the Partnership assume the Partner Advances and reduce the number of Partnership Units to be issued by the Partnership and received by the Contributor and;

     WHEREAS, both the Partnership and the Contributor desire to amend the Agreement as set forth herein;

     NOW,   THEREFORE,   for  and  in   consideration   of  good  and   valuable
consideration, the receipt and sufficiency of which are hereby acknowledged, the Partnership and Contributor hereby agree as follows:

         1. The first paragraph of Section 1 is hereby amended to read as follows:

     CONVEYANCE OF PROPERTY. Subject to majority approval of the Limited Partners of Contributor ("Limited Partners' Consent"), which Contributor's General Partner will use its best efforts to obtain, and in accordance with all of the terms and conditions hereinafter set out, Contributor agrees to contribute to Vinings Communities, L.P., a Delaware Limited Partnership and subsidiary owned 99% by Partnership ("Communities"), and Partnership agrees to cause Communities to accept from Contributor, the following described property (all of which is herein collectively referred to as the "Property"):

         2. All references in the Agreement to "Partnership" will include Vinings Investments Properties, L.P. and/or Vinings Communities, L.P. as appropriate.

         3. Paragraphs (i) and (ii) of Section 3.(a) of the Agreement are hereby deleted in their entirety and the following paragraphs are substituted in lieu thereof:

                  (i) The assumption by Partnership of Contributor's indebtedness (including accrued interest) to Reilly Mortgage Group, Inc. ("Lender") to which the Property is subject and Contributor's indebtedness to the General Partner for advances in the amount of $91,078 (the "Partner Advances").

                  (ii) The admission of Contributor as an Additional Limited Partner (as defined in that certain Agreement of Limited Partnership of Vinings Investment Properties, L.P., dated as of June 11, 1996, (the "Partnership Agreement")) in Partnership and the issuance by Partnership to Contributor of Partnership Units (as defined in the Partnership Agreement) and a corresponding Partnership Interest (as defined in the Partnership Agreement). The number of Partnership Units to be issued to Contributor pursuant to this Section 3 shall be 224,330 units. These Partnership Units will be distributed to the Limited Partners in accordance with the Amended and Restated Certificate and Agreement of Limited Partnership of Windrush Partners, LTD.

         4. Paragraph 3.(b) is deleted in its entirety.

         5. Paragraph 3.(c) is deleted in its entirety.

         6. Exhibit G is deleted in its entirety.

         7. Except as specifically modified and amended hereby, the Agreement to
Contribute   shall   continue  in  full  force  and  effect  without  change  or modification whatsoever.

         IN WITNESS WHEREOF, the Partnership and Contributor have sworn to and executed this Amended Agreement to Contribute under seal as of the day and year first stated above.

                                  PARTNERSHIP:

Date:   August 11, 1997           VININGS INVESTMENT PROPERTIES, L.P.,
                                  a Delaware Limited Partnership

                                  By: VININGS INVESTMENT PROPERTIES TRUST,
                                  a Massachusetts Business Trust,
                                  Its Sole General Partner



                                  By: /s/ Stephanie A. Reed
                                  -------------------------
                                  Stephanie A. Reed
                                  Vice President


                                  CONTRIBUTOR:

Date:  August 12, 1997            WINDRUSH PARTNERS, LTD.,
                                  a Georgia Limited Partnership

                                  By: Hallmark Group Real Estate Services Corp. General Partner


                                  By: /s/ Peter D. Anzo
                                  ---------------------
                                  Peter D. Anzo
                                  CEO